                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


Available Amount to Note Holders:                                                                      4,123,108.99

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                                   --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                                  --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                             520,836.58
          (b) Servicer Fees from current and prior Collection Period                                      28,251.69
          (c) Servicing Charges inadvertantly deposited in Collection Account                                    --
(iv)      Current and unpaid Back-up Servicing Fees                                                        1,130.07
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                                    7,092.15
          Adjustment to prior month premium amount                                                               --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                        291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                          --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                                --
          Adjustment to prior month Class A-1 Note Interest                                                      --
          Class A-2 Note Interest                                                                                --
          Class A-3 Note Interest                                                                        119,336.82
          Class A-4 Note Interest                                                                        202,342.75
(ix)      Class B-1 Note Interest                                                                          7,582.21
(x)       Letter of Credit Bank Fee and unpaid amounts                                                       605.70
(xi)      Class B-2 Note Interest                                                                          7,103.16
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                                --
          Class A-2 Principal Distribution Amount                                                                --
          Class A-3 Principal Distribution Amount                                                      3,023,633.83
          Class A-4 Principal Distribution Amount                                                                --
(xiii)    Note Insuer Reimbursement Amount                                                                       --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                   65,731.17
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                   65,731.17
(xvi)     Letter of Credit Reimbursement Amount                                                                  --
(xvii)    Class B-3 Note Interest                                                                          7,708.86
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal 65,731.17
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                          --
(xx)      Letter of Credit Additional Reimbursement Amount                                                       --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


(xxii)    Remaining Amount to Residual Holder                                                                    --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                                     --
          Class A-2 additional Principal Distribution Amount                                                     --
          Class A-3 additional Principal Distribution Amount                                                     --
          Class A-4 additional Principal Distribution Amount                                                     --
          Class B-1 additional Principal Distribution Amount                                                     --
          Class B-2 additional Principal Distribution Amount                                                     --
          Class B-3 additional Principal Distribution Amount                                                     --


          Reviewed By:



          ----------------------------------------------------------------------
          SANDY B. HO
          EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000



                     Initial          Beginning         Base          Additional          Total          Ending         Ending
                    Principal         Principal       Principal       Principal         Principal       Principal     Certificate
     Class           Balance          Balance       Distribution     Distribution      Distribution      Balance         Factor
---------------  ---------------   --------------   -------------   --------------    --------------  --------------  -----------
 Class A-1         32,998,000.00               --              --               --                --              --    0.0000000
 Class A-2         85,479,000.00               --              --               --                --              --    0.0000000
 Class A-3         51,527,000.00    22,551,839.79    3,023,633.83               --      3,023,633.83   19,528,205.95    0.3789898
 Class A-4         38,238,000.00    38,238,000.00                               --                --   38,238,000.00    1.0000000
                 ---------------   --------------   -------------   --------------    --------------  --------------  -----------
 Total Class A    208,242,000.00    60,789,839.79    3,023,633.83     3,023,633.83     57,766,205.95       0.2773994
 Class B-1          4,527,000.00     1,321,518.26       65,731.17        65,731.17      1,255,787.09       0.2773994
 Class B-2          4,527,000.00     1,321,518.26       65,731.17               --         65,731.17    1,255,787.09    0.2773994
 Class B-3          4,527,000.00     1,321,518.26       65,731.17               --         65,731.17    1,255,787.09    0.2773994
                 ---------------   --------------   -------------   --------------    --------------  --------------  -----------
 Total            221,823,000.00    64,754,394.56    3,220,827.34               --      3,220,827.34   61,533,567.22

ADCPB at end of Collection Period                                                                      64,517,505.07
                                                                                                      --------------
Excess of ending ADCPB over ending note balance                                                         2,983,937.85
Floor                                                                                                   4,527,025.86
                                                                                                      --------------
Difference                                                                                             (1,543,088.01)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


AVAILABLE FUNDS
     Collection Account balance, as of August 31, 2000                                          2,110,747.26
     Investment earnings on amounts in Collection Account                                           9,340.07
     Payments due Collection Account from last 3 business days of Collection Period               606,089.45
     Additional contribution for terminated trade-ups and rebooked leases                                 --
     Servicer Advance on current Determination Date                                             1,396,932.21
                                                                                              --------------
     Available Funds on Payment Date                                                            4,123,108.99
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                       4,123,108.99
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                       4,123,108.99
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           520,836.58
     Unreimbursed Servicer Advances paid                                                          520,836.58
                                                                                              --------------
     Unreimbursed Servicer Advances remaining unpaid                                                      --
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                       3,602,272.41
SERVICER FEES
     Servicer Fees due                                                                             28,251.69
     Servicer Fees paid                                                                            28,251.69
                                                                                              --------------
     Servicer Fees remaining unpaid                                                                       --
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                       3,574,020.72
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                            --
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                       3,574,020.72
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                                      1,130.07
     Back-up Servicer Fees paid                                                                     1,130.07
                                                                                              --------------
     Back-up Servicer Fees remaining unpaid                                                               --
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                       3,572,890.65
PREMIUM AMOUNT
     Premium Amount due                                                                             7,092.15
     Premium Amount paid                                                                            7,092.15
                                                                                              --------------
     Premium Amount remaining unpaid                                                                      --
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                       3,565,798.50
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                        291.67
     Indenture Trustee Fee paid                                                                       291.67
                                                                                              --------------
     Indenture Trustee Fee remaining unpaid                                                               --
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                       3,565,506.83

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000



REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                 --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                            75,000.00
                                                                                              --------------
     Total Indenture Trustee Expenses paid                                                                --
                                                                                              --------------
     Indenture Trustee Expenses unpaid                                                                    --

REMAINING AVAILABLE FUNDS                                                                       3,565,506.83
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                              --
     Class A-2 Note Interest                                                                              --
     Class A-3 Note Interest                                                                      119,336.82
     Class A-4 Note Interest                                                                      202,342.75
                                                                                              --------------
     Total Class A Interest due                                                                   321,679.57
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                       3,243,827.26
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                    7,582.21
     Class B-1 Note Interest paid                                                                   7,582.21
                                                                                              --------------
     Class B-1 Note Interest remaining unpaid                                                             --
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                       3,236,245.05
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                                    605.70
     Letter of Credit Bank Fee paid                                                                   605.70
                                                                                              --------------
     Letter of Credit Bank Fee remaining unpaid                                                           --
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                       3,235,639.36
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                    7,103.16
     Class B-2 Note Interest paid                                                                   7,103.16
                                                                                              --------------
     Class B-2 Note Interest remaining unpaid                                                             --
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                       3,228,536.19
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                             3,023,633.83
     Class A Note Principal Balance as of preceding Payment Date                               60,789,839.79
                                                                                              --------------
     Class A Base Principal Distribution Amount paid                                            3,023,633.83
                                                                                              --------------
     Class A Base Principal Distribution Amount remaining unpaid                                          --

     Class A-1 Note Principal Balance as of preceding Payment Date                                        --
     Class A-1 Base Principal Distribution Amount paid                                                    --
                                                                                              --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                  --
                                                                                              --------------

     Remaining Class A Base Principal Distribution Amount                                       3,023,633.83
                                                                                              --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000




     Class A-2 Note Principal Balance as of preceding Payment Date                                        --
     Class A-2 Base Principal Distribution Amount paid                                                    --
                                                                                              --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                  --

     Remaining Class A Base Principal Distribution Amount                                       3,023,633.83
                                                                                              --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                             22,551,839.79
     Class A-3 Base Principal Distribution Amount paid                                          3,023,633.83
                                                                                              --------------
     Class A-3 Note Principal Balance after distribution on Payment Date                       19,528,205.95

     Remaining Class A Base Principal Distribution Amount                                                 --
                                                                                              --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                             38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                                    --
                                                                                              --------------
     Class A-4 Note Principal Balance after distribution on Payment Date                       38,238,000.00

REMAINING AVAILABLE FUNDS                                                                         204,902.36

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                                 --
     Note Insuer Reimbursement Amount paid                                                                --
                                                                                              --------------
     Note Insuer Reimbursement Amount remaining unpaid                                                    --
REMAINING AVAILABLE FUNDS                                                                         204,902.36

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                              1,321,518.26
     Class B-1 Base Principal Distribution due                                                     65,731.17
     Class B-1 Base Principal Distribution paid                                                    65,731.17
                                                                                              --------------
     Class B-1 Base Principal Distribution remaining unpaid                                               --
     Class B-1 Note Principal Balance after distribution on Payment Date                        1,255,787.09

REMAINING AVAILABLE FUNDS                                                                         139,171.19

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                              1,321,518.26
     Class B-2 Base Principal Distribution due                                                     65,731.17
     Class B-2 Base Principal Distribution paid                                                    65,731.17
                                                                                              --------------
     Class B-2 Base Principal Distribution remaining unpaid                                               --
     Class B-2 Note Principal Balance after distribution on Payment Date                        1,255,787.09

REMAINING AVAILABLE FUNDS                                                                          73,440.02

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000



LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                                            --
     Letter of Credit Reimbursement Amount paid                                                           --
                                                                                              --------------
     Letter of Credit Reimbursement Amount remaining unpaid                                               --
REMAINING AVAILABLE FUNDS                                                                          73,440.02
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                    7,708.86
     Class B-3 Note Interest paid                                                                   7,708.86
                                                                                              --------------
     Class B-3 Note Interest remaining unpaid                                                             --
                                                                                              --------------
REMAINING AVAILABLE FUNDS                                                                          65,731.17

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                              1,321,518.26
     Class B-3 Base Principal Distribution due                                                     65,731.17
     Class B-3 Base Principal Distribution paid                                                    65,731.17
                                                                                              --------------
     Class B-3 Base Principal Distribution remaining unpaid                                             0.00
     Class B-3 Note Principal Balance after distribution on Payment Date                        1,255,787.09

REMAINING AVAILABLE FUNDS                                                                                 --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                          --
     Remaining Indenture Trustee Expenses paid                                                            --
                                                                                              --------------
     Remaining Indenture Trustee Expenses unpaid                                                          --
REMAINING AVAILABLE FUNDS                                                                                 --

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                                 --
     Additional Letter of Credit Reimbursement Amount paid                                                --
                                                                                              --------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                                    --
REMAINING AVAILABLE FUNDS                                                                                 --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                             --
     Other Amounts Due Servicer under Servicing Agreement paid                                            --
                                                                                              --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                --
REMAINING AVAILABLE FUNDS                                                                                 --

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                          1,543,088.01

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000



REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                                 --

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                            --
     Adjusted Principal Distribution Sharing Ratio                                                    93.878%
                                                                                              --------------
     Additional Principal Distribution to Class A                                                         --

     Class A Note Principal Balance after payment above                                        57,766,205.95
                                                                                              --------------
     Class A additional Principal Distribution Amount paid                                                --
                                                                                              --------------
     Excess cash after payment of additional Class A Principal Distribution                               --

     Class A-1 Note Principal Balance after payment above                                                 --
     Class A-1 additional Principal Distribution Amount paid                                              --
                                                                                              --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                  --
                                                                                              --------------

     Remaining Class A additional Principal Distribution Amount                                           --
                                                                                              --------------

     Class A-2 Note Principal Balance after payment above                                                 --
     Class A-2 additional Principal Distribution Amount paid                                              --
                                                                                              --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                  --

     Remaining Class A additional Principal Distribution Amount                                           --
                                                                                              --------------

     Class A-3 Note Principal Balance after payment above                                      19,528,205.95
     Class A-3 additional Principal Distribution Amount paid                                              --
                                                                                              --------------
     Class A-3 Note Principal Balance after distribution on Payment Date                       19,528,205.95

     Remaining Class A additional Principal Distribution Amount                                           --
                                                                                              --------------

     Class A-4 Note Principal Balance after payment above                                      38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                              --
                                                                                              --------------
     Class A-4 Note Principal Balance after distribution on Payment Date                       38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                            --
     Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                              --------------
     Additional Principal Distribution to Class B-1                                                       --

     Class B-1 Note Principal Balance after payment above                                       1,255,787.09
     Class B-1 additional Principal Distribution paid                                                     --
                                                                                              --------------
     Class B-1 Note Principal Balance after distribution on Payment Date                        1,255,787.09

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000



CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                            --
     Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                              --------------
     Additional Principal Distribution to Class B-2                                                       --

     Class B-2 Note Principal Balance after payment above                                       1,255,787.09
     Class B-2 additional Principal Distribution paid                                                     --
                                                                                              --------------
     Class B-2 Note Principal Balance after distribution on Payment Date                        1,255,787.09

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                            --
     Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                              --------------
     Additional Principal Distribution to Class B-3                                                       --

     Class B-3 Note Principal Balance after payment above                                       1,255,787.09
     Class B-3 additional Principal Distribution paid                                                     --
                                                                                              --------------
     Class B-3 Note Principal Balance after distribution on Payment Date                        1,255,787.09

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                   67,804,063.58
      ADCPB, end of Collection Period                                                         64,517,505.07
                                                                                             --------------
      Base Principal Amount                                                                    3,286,558.51

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                          1,616,388.48
      Servicing Advances collected during the current Collection Period                        1,095,551.90
                                                                                             --------------
      Unreimbursed Servicing Advances as of current Determination Date                           520,836.58


CALCULATION OF INTEREST DUE

                         Beginning                         Current                       Total
                         Principal          Interest       Interest     Overdue         Interest
  Class                   Balance             Rate           Due        Interest          Due
---------             --------------       ----------    -----------   ----------     -----------
Class A-1                         --           5.7325%            --           --              --
Class A-2                         --           6.3500%            --           --              --
Class A-3              22,551,839.79            6.350     119,336.82           --      119,336.82
Class A-4              38,238,000.00            6.350     202,342.75           --      202,342.75
Class B-1               1,321,518.26            6.885       7,582.21           --        7,582.21
Class B-2               1,321,518.26            6.450       7,103.16           --        7,103.16
Class B-3               1,321,518.26            7.000       7,708.86           --        7,708.86
                      --------------                     -----------   ----------     -----------
                       64,754,394.56           6.3762%    344,073.80           --      344,073.80

CALCULATION OF PRINCIPAL DUE

                         Base            Base                            Total
                       Principal      Principal        Overdue         Principal
 Class                Amount Pct.       Amount        Principal           Due
---------             -----------   -------------    -----------     -------------
Class A                  92.0%       3,023,633.83             --      3,023,633.83
Class B-1                 2.0%          65,731.17             --         65,731.17
Class B-2                 2.0%          65,731.17             --         65,731.17
Class B-3                 2.0%          65,731.17             --         65,731.17
                                    -------------    -----------     -------------
                                     3,220,827.34             --      3,220,827.34

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                             67,804,063.58
      Servicer Fee Rate                                                                          0.500%
      One-twelfth                                                                                 1/12
                                                                                       ---------------
      Servicer Fee due current period                                                        28,251.69
      Prior Servicer Fee arrearage                                                                  --
                                                                                       ---------------
      Servicer Fee due                                                                       28,251.69

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                                   67,804,063.58
      Back-up Servicer Fee Rate                                                                        0.020%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Back-up Servicer Fee due Current Period                                                       1,130.07
      less overpayment from prior period                                                                  --
      Prior Back-up Servicer Fee Arrearage                                                                --
                                                                                             ---------------
      Back-up Servicer Fee due                                                                      1,130.07

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period               60,789,839.79
      Premium Rate                                                                                     0.140%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Premium Amount due Current Period                                                             7,092.15
      Prior Premium Amount arrearage                                                                      --
                                                                                             ---------------
      Total Premium Amount due                                                                      7,092.15

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        291.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                             ---------------
      Total Indenture Trustee Fee due                                                                 291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)           1,321,518.26
      Letter of Credit Bank Fee Rate                                                                    0.55%
      One-twelfth                                                                                       1/12
                                                                                             ---------------
      Letter of Credit Bank Fee due Current Period                                                    605.70
      Letter of Credit Bank Fee arrearage                                                                 --
                                                                                             ---------------
      Total Letter of Credit Bank Fee arrearage due                                                   605.70

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                            --
      Prior Letter of Credit Reimbursement Amount arrearage                                               --
                                                                                             ---------------
      Total Letter of Credit Reimbursement Amount due                                                     --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                             ---------------
      Total Indenture Trustee Expenses due                                                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000


ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                                 --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                                    --
                                                                                             ---------------
      Total Additional Letter of Credit Reimbursement Amount due                                          --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                               --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                             ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                          --

FLOOR CALCULATION
      Initial ADCPB                                                                           226,351,292.85
      Floor percent                                                                                     2.00%
                                                                                             ---------------
      Floor                                                                                     4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                               64,517,505.07

      Aggregate Note Balances prior to any payment on current Payment Date                     64,754,394.56
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                   3,023,633.83
      Class B-1                                                                                    65,731.17
      Class B-2                                                                                    65,731.17
      Class B-3                                                                                    65,731.17
                                                                                             ---------------
      Total Base Principal Amount distributions on current payment date                         3,220,827.34
                                                                                             ---------------
      Aggregate Note Balance after payment of Base Principal Amount                            61,533,567.22
                                                                                             ---------------
      Excess of ADCPB over Ending Note Balances                                                 2,983,937.85

      Difference between excess and floor                                                       1,543,088.01

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED SEPTEMBER 1, 2000





RESTRICTING EVENT DETERMINATION:

                                                                 (Yes/No)
                                                                 --------
    A) Event of Servicer Termination (Yes/No)                       NO
    B) Note Insuer has Made a Payment (Yes/No)                      NO
    C) Gross Charge Off Event has Occurred (Yes/No)                 NO
    D) Delinquency Trigger Event has Occurred (Yes/No)              NO

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                 (Yes/No)
                                                                 --------
    A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the
       terms of such Notes or the Indenture when due; and,          NO

    B) Failure to distribute to the Noteholders (x) on any
       Payment Date, an amount equal to the principal due on
       the Ouststanding Notes as of such Payment Date to the
       extent that sufficient Available Funds are on deposit in
       the Collection Account of (y) on the Class A-1 Maturity
       Date, the Class A-2 Maturity Date, the Class A-3 Maturity
       Date,the Class A-4 Maturity Date, the Class B-1 Maturity
       Date, the Class B-2 Maturity Date, or the Class B-3
       Maturity Date, as the case may be, on any remaining
       principal owed on the outstanding Class A-1 Notes, Class
       A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1
       Notes, Class B-2 Notes, or Class B-3 Notes, as the case
       may be.                                                     NO

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                             Event                                   Yes/No
-------                             -----                                   ------
6.01(i)    Failure to make payment required                                   NO
6.01(ii)   Failure to submit Monthly Statement                                NO
6.01(iii)  Failure to Observe Covenants in Servicing Agreement                NO
6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.      NO
6.01(v)    Servicer files a voluntary petition for bankruptcy                 NO
6.01(vi)   Order of judgement in excess of $500,000                           NO
6.01(vii)  Petition under bankruptcy laws against Servicer is not stayed,
           withdrawn or dismissed within 60 days                              NO
6.01(viii) Assignment by Servicer to a delegate its rights under
           Servicing Agreement                                                NO
6.01(ix)   Servicer Trigger Event as contained in the Insurance Agreement
           has occurred.                                                      NO